                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 26, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE              333-131196-06              41-1808858
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  (STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

        The consolidated  financial  statements of Financial  Guaranty Insurance
Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the  three-year  period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended  December  31, 2005 have been audited by Ernst & Young LLP. The consent of
Ernst & Young LLP to the  inclusion  of their  audit  report  on such  financial statements  in this Form 8-K and to their being  referred to as "Experts" in the
Prospectus Supplement relating to the Home Loan Trust 2006-HI4, Home Loan-Backed
Notes,  Series 2006-HI4,  are attached hereto, as Exhibit 23.1. The consolidated financial  statements of FGIC and  subsidiaries as of December 31, 2005 and 2004 and for each of the years in the  three-year  period ended December 31, 2005 are attached hereto as Exhibit 99.1.

        In addition, the unaudited consolidated financial statements of FGIC and subsidiaries  as of June 30, 2006 and for the six month  periods  ended June 30,
2006 and 2005 are attached hereto as Exhibit 99.2.

ITEM 9.01(D).  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits:

Exhibit       Description
Number

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated  financial  statements of FGIC and subsidiaries as of December
     31, 2005 and 2004, and for each of the years in the three-year period ended
     December 31, 2005.

99.2 Consolidated  financial  statements of FGIC and subsidiaries as of June 30,
     2006 and for the six-month periods ended June 30, 2006 and 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                By:       /s/ Joseph Orning
                                    Name: Joseph Orning
                                    Title: Vice President

Dated:  September 26, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description

23.1 Consent of Independent Registered Public Accounting Firm

99.1 Consolidated  financial  statements of FGIC and subsidiaries as of December
     31, 2005 and 2004, and for each of the years in the three-year period ended
     December 31, 2005.

99.2 Consolidated  financial  statements of FGIC and subsidiaries as of June 30,
     2006 and for the three-month periods ended June 30, 2006 and 2005.